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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 31, 1995
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                             THE GRAND UNION COMPANY

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               (Exact Name of Registrant as Specified in Charter)


Delaware                        33-59438                        22-1518276
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(State of Other Jurisdiction   (Commission                 (I.R.S. Employer
 of Incorporation)              File Number)                Identification No.


201 Willowbrook Boulevard, Wayne, New Jersey                     07470-0966
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (201) 890-6000
                                                    ----------------------------


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          (Former name or former address, if changed since last report)




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Item 3.  BANKRUPTCY OR RECEIVERSHIP


          On May 31, 1995, the United States Bankruptcy Court for the District of Delaware, entered an order in the case styled IN RE: THE GRAND UNION COMPANY ALSO D/B/A BIG STAR, Chapter 11 Case No. 95-84 (PJW) confirming the Second Amended Chapter 11 Plan of Reorganization of The Grand Union Company ("Grand Union" or the "Company"), dated April 19, 1995, as modified (the "Plan").

          The effective date on which the Plan will be consummated (the "Effective Date") is anticipated to occur on or about June 15, 1995. The following summary of the material features of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as an Exhibit to this report. Capitalized terms used and not defined herein have the respective meanings ascribed to such terms in the Plan.

          1. On or about the Effective Date, Senior Note Claims (equal to the aggregate face amount of the 11 1/4% Senior Notes due 2000 and the 11 3/8% Senior Notes due 1999, plus accrued but unpaid interest and interest on overdue interest as of the Effective Date) will be exchanged for up to $595,475,922 aggregate principal amount of new 9-year senior notes (the "New Senior Notes"). The New Senior Notes will be unsecured and will bear interest at 12% per annum from September 1, 1995.

          2. On or about the Effective Date, the 12 1/4% Senior Subordinated Notes due 2002, the 12 1/4% Senior Subordinated Notes due 2002, Series A and the 13% Senior Subordinated Notes due 1998 will be cancelled, and the holders thereof will receive 100% of the 10,000,000 shares of new common stock (the "New Common Stock") issued under the Plan. All of the old common stock of Grand Union that is outstanding immediately prior to the Effective Date will be cancelled.

          3. On the Effective Date, Grand Union will enter into an amended and restated bank facility (the "Amended and Restated Bank Facility") consisting of a revolving credit facility of up to $100,000,000 and a term loan facility of $104,144,371, of which amount $39,144,371 represents previously borrowed funds and $65,000,000 represents funds to be borrowed on the Effective Date. The Amended and Restated Bank Facility will be secured by a lien and security interest in all of the tangible and intangible assets of the Company and its subsidiaries.


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          4.   With respect to each Allowed Interest Rate Protection Agreement
Claim, at the sole option of Grand Union, to be exercised on the Effective Date:
(i) the legal, equitable and contractual rights to which the Allowed Interest Rate Protection Agreement Claim entitles the holder of such claim will be unaltered by the Plan and Grand Union shall, on the Effective Date, cure any defaults with respect thereto; or (ii) on the Effective Date, the holder of an Allowed Interest Rate Protection Agreement Claim will receive a cash payment equal to 100% of such Allowed Interest Rate Protection Agreement Claim.

          5. The rights of trade creditors for unpaid prepetition trade claims will be unimpaired.

          6. Holders of Allowed General Unsecured Claims will be entitled to receive payment in full in an amount equal to 100% of such Allowed General Unsecured Claim. General Unsecured Claims include, among other things, cerrtain fees and expenses of the Indenture Trustees.

          7. Grand Union will provide warrants to purchase a total of 900,000 shares of New Common Stock of Grand Union (the "Warrants") to holders of the Grand Union Capital Corporation ("Capital") 15.00% Senior Zero Coupon Notes due 2004 and the Capital 16.50% Senior Subordinated Zero Coupon Notes due 2007, in settlement of various actions brought by the Official Committee of Unsecured Creditors of Capital. Two series of Warrants, each having a term of five years from the Effective Date, will be issued. Series 1 Warrants will consist of 300,000 Warrants with an exercise price of $30 per share of New Common Stock and Series 2 Warrants will consist of 600,000 Warrants with an exercise price of $42 per share of New Common Stock.

          8. On the Effective Date, each of the existing members of the Board of Directors will be deemed to have resigned. The initial post-reorganization Board of Directors of Grand Union will consist of seven (7) members selected by the members of the Official Committee which were members of the Informal Committee of certain holders of Senior Subordinated Notes and will be subject to approval of the Bankruptcy Court.

          9. On the Effective Date, the Company will adopt a restated certificate of incorporation (the "Restated Certificate of Incorporation"), the principal effects of which are: (i) to authorize 30,000,000 shares of New Common Stock and 10,000,000 shares of Preferred Stock; (ii) to provide for cancellation of the old common stock; and (iii) to prohibit the issuance of non-voting equity


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securities, as and to the extent required by section 1123(a)(6) of the
Bankruptcy Code.

          Prior to the Effective Date, pursuant to its certificate of incorporation, Grand Union's authorized capital stock consists of 900 shares of common stock (of which 801.5 shares are issued and outstanding). As described above, on the Effective Date, Grand Union's certificate of incorporation will be restated, the old common stock of Grand Union that is outstanding immediately prior to the Effective Date will be cancelled and New Common Stock will be issued to certain creditors of Grand Union. Under the Restated Certificate of Incorporation, Grand Union's authorized capital stock will consist of 30,000,000 shares of New Common Stock (of which 10,000,000 shares will be issued under the Plan to holders of the Company's Senior Subordinated Notes) and (ii) 10,000,000 shares of preferred stock, none of which will be issued and outstanding upon consummation of the Plan. The Company will reserve for issuance the 900,000 shares of New Common Stock issuable upon exercise of the Warrants issued to the holders of the Capital Zero Notes.

          An unaudited balance sheet of the Company as of May 27, 1995, is filed as an Exhibit to this report.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits:

     2.1 Second Amended Chapter 11 Plan of Reorganization of The Grand Union Company, filed with the United States Bankruptcy Court, District of Delaware on April 19, 1995, incorporated by reference to Exhibit T3E1 to The Grand Union Company's Form T-3 dated May 8, 1995 (the "Grand Union T-3").

     4.1 Form of Indenture, dated as of _______, 1995, between The Grand Union Company, as Issuer and IBJ Schroder Bank & Trust Company, as Trustee for the
               12% Senior Notes due September 1, 2004, including form of the 12% Senior Note due 2004, incorporated by reference to Exhibit T3C to the Grand Union T-3.

     99.1      Unaudited Consolidated Balance Sheet as of May 27,
               1995.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             THE GRAND UNION COMPANY
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                                                 (Registrant)


Date:  June 15, 1995                         /s/ Kenneth R. Baum
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                                                 Kenneth R. Baum

                                             Senior Vice President,
                                             Chief Financial Officer
                                             and Secretary (Principal
                                             Financial Officer and
                                             Principal Accounting Officer)


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